UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 11, 2019
HAMILTON BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35693	46-0543309
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code:    (410) 823-4510
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events
As previously disclosed, on October 23, 2018, Hamilton Bancorp, Inc. (the “Company”) and Orrstown Financial Services, Inc. (“Orrstown”) entered into an agreement and plan of merger (the “Merger Agreement”) under which the Company will merge with and into Orrstown, with Orrstown as the surviving company (the “Merger”).  On February 15, 2019, Orrstown filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus dated February 8, 2019 (the “Proxy Statement/Prospectus”).  The Proxy Statement/Prospectus is the proxy statement for the Company’s special meeting of stockholders (the “Special Meeting”) to be held on March 20, 2019 to vote on the approval of the Merger, and is also Orrstown’s prospectus with respect to the shares of Orrstown’s common stock to be issued to Company stockholders in the Merger.
Litigation Related to the Merger

On March 5, 2019, Michael Rubin, a purported individual stockholder of the Company, filed a complaint in the United States District Court for the District of Maryland, Rubin v. Hamilton Bancorp, Inc. et. al., Case No. 1:19-cv-00688, naming the Company and each Company director as defendants and alleging, among other things, violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in connection with claimed omissions and misstatements contained in the Proxy Statement/Prospectus (the “Rubin Action”).  The Rubin Action seeks preliminary and permanent injunction from proceeding with, consummating, voting on or closing the proposed Merger unless the defective disclosures in the Proxy Statement/Prospectus are cured.  The Rubin Action also seeks rescission in the event the Proposed Merger is consummated, as well as damages and attorneys’ and experts’ fees and costs.

On March 5, 2019, Paul Parshall, a purported individual stockholder of the Company, filed, on behalf of himself and all of the Company’s stockholders other than the named defendants and their affiliates (the “Purported Class”), a derivative and putative class action complaint in the Circuit Court for Baltimore City, Maryland, captioned Paul Parshall v. Carol Coughlin et. al., naming each Company director, Orrstown and the Company as defendants (the “Parshall Action,” and together with the Rubin Action, the “Actions”).  The Parshall Action alleges, among other things, that the Company’s directors breached their fiduciary duties to the Purported Class in connection with the Merger, and that the Proxy Statement/Prospectus omitted certain material information regarding the Merger.  The relief sought by the Parshall Action includes preliminary and permanent injunction from proceeding with, consummating, or closing the proposed Merger, damages, including attorneys’ and experts’ fees, and rescission and rescissory damages if the proposed Merger is completed.

While the Company believes that the Actions lack any merit and that the disclosures in the Proxy Statement/Prospectus comply fully with applicable law, in order to avoid the expense, nuisance and distraction of litigation the Company and Orrstown have determined to voluntarily supplement the Proxy Statement/Prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”).

Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of the Supplemental Disclosures. To the contrary, the Company and Orrstown specifically deny all allegations that any of the Supplemental Disclosures, or any other additional disclosures, were or are required.

The Company’s Board of Directors continues to unanimously recommend that you vote “FOR” the approval of the Merger Agreement and Merger, and “FOR” the other proposals being considered at the Special Meeting.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The following disclosures are intended to supplement the section of the Proxy Statement/Prospectus referenced therein and should be read in conjunction with the Proxy Statement/Prospectus. Page references in the following disclosures are to the Proxy Statement/Prospectus, and defined terms used, but not otherwise defined, in the following disclosures shall have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following Supplemental Disclosures.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the fifth paragraph under the subsection captioned "Background of the Merger" which subsection begins on page 33 of the Proxy Statement/Prospectus.

None of the non-disclosure agreements with the potential merger partners contained a “Don't Ask, Don’t Waive” provision that would prevent such parties from making a topping bid after Hamilton Bancorp entered into a merger agreement.

The following disclosure is added after the fourth sentence of the paragraph in the subsection captioned "Hamilton Bancorp Discounted Cash Flow Analysis" beginning on page 49 of the Proxy Statement/Prospectus.

Estimates of excess cash flows were calculated generally as any portion of estimated earnings in excess of the amount assumed to be retained by Hamilton Bancorp to maintain the assumed tangible common equity to tangible assets ratio.

The following disclosure is added after the fourth sentence of the paragraph in the subsection captioned "Orrstown Financial Services Discounted Cash Flow Analysis" beginning on page 50 of the Proxy Statement/Prospectus.

Estimates of excess cash flows were calculated generally as any portion of estimated earnings in excess of the amount assumed to be retained by Orrstown Financial Services to maintain the assumed tangible common equity to tangible assets ratio.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted on page 50 of the Proxy Statement/Prospectus as a new subsection immediately after the last paragraph of the subsection captioned "Opinion of Hamilton Bancorp’s Financial Advisor."

Certain Financial Projections of Hamilton Bancorp and Orrstown Financial Services

Hamilton Bancorp and Orrstown Financial Services do not, as a matter of course, publicly disclose forecasts or internal projections as to future performance, earnings, or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates and the risk that they will prove incorrect.

However, in connection with the merger, Hamilton Bancorp’s management provided its financial advisor, KBW, with certain non-public unaudited financial forecasts regarding Hamilton Bancorp, on a stand-alone basis, prepared by Hamilton Bancorp’s management, that were utilized in financial analyses performed by KBW in connection with its opinion to Hamilton Bancorp’s board of directors, as described in this proxy statement/prospectus under the heading “ —Opinion of Hamilton Bancorp’s Financial Advisor” beginning on page 40. These non-public unaudited financial forecasts were prepared as part of Hamilton Bancorp’s overall process of analyzing various strategic initiatives, and were not prepared for the purposes of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding projections, or generally accepted accounting principles.

Although presented with numeric specificity, the financial forecasts reflect numerous estimates and assumptions of Hamilton Bancorp’s management made at the time they were prepared and assume execution of various strategic initiatives that may change as a result of the merger. These and the other estimates and assumptions underlying the financial forecasts involve judgments with respect to, among other things, the future interest rate environment and other economic, competitive, regulatory, and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive, and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which Hamilton Bancorp operates, and the risks and uncertainties described under “Risk Factors” beginning on page 21, and “Special Note Regarding Forward-Looking Statements” beginning on page 26, all of which are difficult to predict and many of which are outside the control of Hamilton Bancorp. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results could differ materially from those reflected in the financial forecasts, whether or not the merger is completed. Further, these assumptions and the financial forecasts may otherwise be affected by Hamilton Bancorp’s ability to achieve its strategic goals, objectives and targets over the applicable periods and do not include all potential actions that management could or might have taken during these time periods.

Similarly, in connection with the merger, Orrstown Financial Services’ management provided KBW with certain non-public unaudited financial forecast information regarding Orrstown Financial Services, on a stand-alone basis, prepared by Orrstown Financial Services’ management, that were utilized in financial analyses performed by KBW in connection with its opinion to Hamilton Bancorp’s board of directors, as described above.  These non-public unaudited financial forecasts were prepared as part of Orrstown Financial Services overall process of analyzing various strategic initiatives, and were not prepared for the purposes of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding projections, or generally accepted accounting principles.

The financial forecast information provided to KBW by Orrstown Financial Services reflects numerous estimates and assumptions of Orrstown Financial Services’ management made at the time they were prepared, and assume execution of various strategic initiatives that may change in light of the merger and other events. These and the other estimates and assumptions underlying the financial forecasts provided by Orrstown Financial Services involve judgments with respect to, among other things, the future interest rate environment and other economic, competitive, regulatory, and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive, and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which Orrstown Financial Services operates, and the risks and uncertainties described under “Risk Factors” beginning on page 21, “Special Note Regarding Forward-Looking Statements” beginning on page 26, and risk factors that may be found in the Orrstown Financial Services Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and other filings made by Orrstown Financial Services with the SEC, all of which are difficult to predict and many of which are outside the control of Orrstown Financial Services and will be beyond the control of the combined company. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results could differ materially from those reflected in the financial forecasts, whether or not the merger is completed. Further, these assumptions and the financial forecasts may otherwise be affected by Orrstown Financial Services’ ability to achieve its strategic goals, objectives and targets over the applicable periods and do not include all potential actions that management could or might have taken during these time periods.

The financial forecasts of Hamilton Bancorp and Orrstown Financial Services summarized in this section were prepared by and are the responsibility of the management of Hamilton Bancorp and Orrstown Financial Services, respectively. No independent registered public accounting firm, including for the avoidance of doubt Hamilton Bancorp’s or of Hamilton Bancorp and Orrstown Financial Services’ independent registered public accounting firm, has examined, compiled, or otherwise performed any procedures with respect to the prospective financial information contained in these financial forecasts and, accordingly, no independent registered public accounting firm has expressed any opinion or given any other form of assurance with respect to such information or its achievability and no independent registered public accounting firm assumes any responsibility for the financial forecasts. Furthermore, the financial forecasts do not take into account any circumstances or events occurring after the date they were prepared.
In light of the foregoing, and taking into account that the Hamilton Bancorp special meeting is being held several months after the unaudited financial forecasts were prepared, as well as the uncertainties inherent in any forecasted information, Hamilton Bancorp stockholders are strongly cautioned not to place unwarranted reliance on such information, and Hamilton Bancorp and Orrstown Financial Services urge all Hamilton Bancorp stockholders to review the most recent reported results of Hamilton Bancorp and Orrstown Financial Services in their respective SEC filings. See “Where You Can Find More Information” beginning on page 173.

The following tables present selected unaudited financial forecast information of Hamilton Bancorp on a stand-alone basis that were prepared by Hamilton Bancorp’s management and provided to KBW.

	For the Calendar Year Ended December 31,
	2018	2019	2020
	(in millions)
Net Income	$(3.2)	$1.4	$1.9
Growth rate after 2020	4.0%

December 31, 2018

Total assets (in millions)	$516.3
Growth rate after December 31, 2018	3.0%

In addition, (i) the annual long-term net income growth rate assumption of 4.0% was used at the direction of Hamilton Bancorp management to extrapolate a 2024 net income estimate of approximately $2.2 million and (ii) the annual long-term net income growth rate assumption of 4.0% and annual long-term asset growth rate assumption of 3.0% were used at the direction of Hamilton Bancorp management to extrapolate an estimate of tangible book value as of December 31, 2023 of approximately $55.4 million, assuming Hamilton Bancorp maintains a tangible common equity to tangible assets ratio of 8.0%.

In the discounted cash flow analysis of Hamilton Bancorp performed by KBW in connection with its opinion, the  following estimates of excess cash flows that Hamilton Bancorp could generate over the period from March 31, 2019 through December 31, 2023 as a stand-alone company were derived from the estimated asset and earnings data for Hamilton Bancorp described in the tables above and were used and relied upon by KBW at the direction of Hamilton Bancorp management:

	For the nine months ended December 31,	For the year ended December 31,
	2019	2020	2021	2022	2023
	(dollars in millions)

Excess Cash Flows(1)(2)	$5.2 (3)	$0.5	$0.5	$0.5	$0.5
__________________________
(1)
Calculated generally as any portion of estimated earnings in excess of an amount assumed to be retained by Hamilton Bancorp to maintain the assumed tangible common equity to tangible assets ratio of 8.0%.

(2)
In addition, for purposes of discounted cash flow analysis of Hamilton Bancorp performed by KBW, excess capital of $6.7 million as of March 31, 2019 was assumed to be distributed to the Hamilton Bancorp shareholders.

(3)
Excess cash flows for the nine months ended December 31, 2019 include the reversal of Hamilton Bancorp’s deferred tax asset valuation allowance of $5.0 million utilized at the direction of Hamilton Bancorp management.

The foregoing estimates of excess cash flows, which were derived from the estimated net income and total asset data for Hamilton Bancorp as described above, were calculated solely for purposes of the discounted cash flow analysis in connection with KBW's opinion, and none of Orrstown Financial Services, Hamilton Bancorp or KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

The following tables present selected unaudited financial forecast information of Orrstown Financial Services on a pro forma basis after giving effect to its acquisition of Mercersburg Financial Corporation on October 1, 2018 (in the case of 2018 fourth quarter Earnings per Share without estimating transaction costs associated with such acquisition for such quarter) that were prepared by Orrstown Financial Services’ management and provided to KBW.

	For the Period Ended
	Quarter Ended December 31, 2018	Calendar Year Ended December 31, 2019

Earnings per Share	$0.45	$1.96
Growth rate after 2019	10.0%

September 30, 2018

Total assets (in millions)	$1,908.9
Growth rate after September 30, 2018	7.5%

    In addition, the annual long-term Earnings per Share growth rate assumption of 10.0% was used at the direction of Hamilton Bancorp management to extrapolate a 2024 net income estimate of approximately $29.8 million.

In the discounted cash flow analysis of Orrstown Financial Services performed by KBW in connection with its opinion, the following estimates of  excess cash flows that Orrstown Financial Services could generate over the period from June 30, 2019 through December 31, 2023 as a stand-alone company were derived from the estimated asset and earnings data for Orrstown Financial Services described in the tables above and were used and relied upon by KBW at the direction of Hamilton Bancorp management:

	For the six months ended December 31,	For the year ended December 31,
	2019	2020	2021	2022	2023
	(dollars in millions)

Excess Cash Flows(1)(2)	$3.4	$8.0	$9.0	$10.1	$11.4
_____________
(1)
Calculated generally as any portion of estimated earnings in excess of an amount assumed to be retained by Orrstown Financial Services to maintain the assumed tangible common equity to tangible assets ratio of 8.0%.

(2)
In addition, for purposes of discounted cash flow analysis of Orrstown Financial Services performed by KBW, excess capital of $6.0 million as of June 30, 2019 was assumed to be distributed to the Orrstown Financial Services shareholders.

The foregoing estimates of excess cash flows, which were derived from the estimated net income and total asset data for Orrstown Financial Services as described above, were calculated solely for purposes of the discounted cash flow analysis in connection with KBW's opinion, and none of Orrstown Financial Services, Hamilton Bancorp or KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

You are strongly cautioned not to place undue reliance on the financial forecasts set forth above. The inclusion in this proxy statement/prospectus of the non-public unaudited financial forecasts above should not be regarded as an indication that Hamilton Bancorp, Orrstown Financial Services or their respective affiliates, advisors or representatives considered, or now consider, these projections and forecasts to be necessarily predictive of actual future results. The financial forecasts are not fact and should not be relied upon as such. In addition, this information represents the respective evaluation of the management of Hamilton Bancorp and Orrstown Financial Services at the time it was prepared of certain measures of expected future financial performance on a stand-alone basis, assuming execution of certain strategic initiatives. The unaudited financial forecasts do not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect on either Orrstown Financial Services or Hamilton Bancorp, as applicable, of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed, but that were instead altered, accelerated, postponed, or not taken in anticipation of the merger.
No assurances can be given that, if these financial forecasts had been prepared as of the date of this proxy statement/prospectus, similar underlying assumptions would be used. In addition, the financial forecasts may not reflect the manner in which Orrstown Financial Services would operate the Hamilton Bancorp business after the merger. Hamilton Bancorp, Orrstown Financial Services and their respective affiliates, advisors and representatives do not intend to, and each disclaims any obligation to, update or otherwise reconcile or revise the unaudited financial forecasts to reflect circumstances occurring since their preparation or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.
Further, the unaudited financial forecasts do not take into account the effect on Hamilton Bancorp or Orrstown Financial Services of any possible failure of the merger to occur. None of Hamilton Bancorp, Orrstown Financial Services or their respective affiliates, advisors or representatives has made, makes, or is authorized in the future to make any representation to any stockholder of Hamilton Bancorp, or other person regarding the ultimate performance of Hamilton Bancorp or Orrstown Financial Services compared to the information contained in the unaudited financial forecasts or that the forecasted results will be achieved. The inclusion of the unaudited financial forecasts herein should not be deemed an admission or representation by Orrstown Financial Services or Hamilton Bancorp that they are viewed as material information of Hamilton Bancorp particularly in light of the inherent risks and uncertainties associated with such projections. The financial forecasts are not being included in this proxy statement/prospectus to influence any stockholder’s decision regarding how to vote on any given proposal to be voted on at the Hamilton Bancorp special meeting, but because the financial forecasts were provided to Hamilton Bancorp’s financial advisor for purposes of its financial analysis as referred to under the heading “—Opinion of Hamilton Bancorp’s Financial Advisor” beginning on page 40.

Forward-Looking Statements
Certain statements contained in this filing, including financial estimates and statements as to the expected timing, completion and effects of the proposed Merger, constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission (the "SEC").  Such forward-looking statements include, but are not limited to, (1) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (2) statements of plans, objectives and management expectations; (3) statements of future economic performance; and (4) statements of assumptions underlying such statements. Any statements that are not statements of historical fact, including statements containing such words as "will," "could," "plans," "intends," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "typically," "anticipate," "estimated," or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of the Company and Orrstown. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results may differ materially from those discussed in, or implied by, these forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that the Company’s stockholders may not adopt the Merger Agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (6) the diversion of management's time from existing business operations due to time spent related to the Merger or integration efforts; (7) the inability of the parties to successfully integrate or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in the operation or earnings of either the Company or Orrstown, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the Merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of the customers or key employees of the Company. Additional factors that could cause the Company’s and Orrstown’s results to differ materially from those described in the forward-looking statements can be found in the Company’s and Orrstown’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed Merger, Orrstown has filed with the SEC a Registration Statement on Form S-4 containing the Proxy Statement/Prospectus. Investors and security holders are advised to read the Registration Statement and the Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information.  Investors and security holders may obtain a free copy of the Registration Statement, including the Proxy Statement/Prospectus and other documents filed by the Company and Orrstown with the SEC at the SEC’s website at www.sec.gov. These documents may be accessed and downloaded, free of charge, at the Company’s website at www.hamilton-bank.com under the “Investors Relations” tab or by directing a request to the Corporate Secretary, Hamilton Bancorp, Inc., 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286, (410) 823-4510. You will also be able to obtain these documents free of charge at Orrstown’s website at www.orrstown.com or by directing a request to Orrstown’s Executive Vice President and Chief Financial Officer, David P. Boyle, at (717) 530-2294.

Participants in the Solicitation

This filing is not a solicitation of a proxy from any security holder of the Company.  The Company and Orrstown and their respective directors, executive officers, other members of management, and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction. Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the SEC on July 19, 2018. Information regarding the directors and executive officers of Orrstown may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2018.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the Merger will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of the documents described in this paragraph in the manner described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: March 11, 2019	By: /s/ Robert A. DeAlmeida
Robert A. DeAlmeida
President and Chief Executive Officer